Investment in Unconsolidated Joint Venture	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investment in Unconsolidated Joint Venture
Investment in Unconsolidated Joint Venture

On March 30, 2012, the Company, together with Charter Hall Office REIT (“Charter Hall”), sold its interests in Wells Fargo Center – Denver and San Diego Tech Center (both joint venture properties in which we owned a 20% interest) to affiliates of Beacon Capital Partners, LLC (“Beacon Capital”). Subsequent to the property dispositions, Charter Hall sold its 80% interest in the joint venture to an affiliate of Beacon Capital. We received net proceeds from these transactions totaling approximately $26 million, which will be used for general corporate purposes.

We entered into a new joint venture agreement with Beacon Capital related to MPG Beacon Venture, LLC (the “joint venture”). Under this agreement, the joint venture owned One California Plaza, Cerritos Corporate Center and Stadium Gateway. As part of this agreement, we received a $6.0 million payment from Beacon Capital in consideration for terminating our right to receive certain fees from the joint venture following the closing date. The entire $6.0 million payment was recognized in the consolidated statement of operations during 2012 as a result of the sale of our remaining 20% interest in the joint venture described below.

On July 12, 2012, the Company, together with Beacon Capital, sold its interest in Stadium Gateway (a joint venture property in which we owned a 20% interest). We received net proceeds from this transaction of approximately $1 million, including reimbursement of loan reserves, which will be used for general corporate purposes.

On December 21, 2012, we sold our remaining 20% interest in the joint venture to an affiliate of Beacon Capital and received net proceeds of approximately $42 million, which will be used for general corporate purposes. We no longer have an ownership interest in the joint venture.

A summary of revenue earned from the joint venture is as follows (in thousands):

	For the Year Ended December 31,
	2012	2011	2010
Management, investment advisory and development fees and leasing commissions	$1,962	$6,550	$4,293

Tenant Lease Obligation

In connection with the Charter Hall joint venture contribution agreements for One California Plaza, Wells Fargo Center – Denver and San Diego Tech Center, we agreed to fund future tenant lease obligations, including tenant improvements and leasing commissions. During 2012, 2011 and 2010, we paid $0.8 million, $0.4 million and $0.4 million, respectively, to Charter Hall related to this obligation. This obligation was eliminated on March 30, 2012 pursuant to the terms of the joint venture agreement with Beacon Capital.